Exhibit 99.1

Euramax Holdings, Inc. Euramax International, Inc. June 15, 2015

Disclaimer This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and our expectations and beliefs concerning such future events. Our forward-looking statements include, among other items, statements relating to our business strategy, our industry, our expected capital expenditures, our expectations concerning future operations, margins, profitability, liquidity and capital resources and preliminary unaudited estimates on our results for portions of our interim reporting periods, including April and May 2015. Although we believe that such forward-looking statements are reasonable, there can be no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of some of the important risks and uncertainties that could cause our results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q filed with the SEC from time to time. These forward looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, whether as a result of new information, future events or otherwise. Certain areas of this presentation depict non-GAAP financial measures including Adjusted EBITDA and Pro Forma Adjusted EBITDA. Adjusted EBITDA and Pro Forma Adjusted EBITDA and are not and should not be considered alternatives to net sales or net income or any other financial measure under U.S. GAAP. Our calculation of Adjusted EBITDA and Pro Forma Adjusted EBITDA may differ from methods used by other companies. 2

The “New” Euramax 3

Euramax at a Glance Business Description Net Sales by End Market (LTM April 3, 2015) Euramax is a leading international producer of metal and vinyl products sold to the residential repair and remodel, commercial construction and recreational vehicle (RV) markets With over 50 years of experience, Euramax is a leader in several niche product categories, including preformed roof-drainage products sold in the United States, metal roofing and siding for post frame construction in the United States, and aluminum siding for towable RVs in the United States and Europe Customers are located predominantly throughout North America and Europe and include distributors, contractors and home improvement retailers, as well as RV, transportation and other original equipment manufacturers ("OEMs") Other Products 11.7% Recreational Vehicle Products 13.4% Residential Building Products 39.3%  Commercial Building Products 35.6% Major Product Categories Net Sales by Business Segment (LTM April 3, 2015) European Roll Coated Aluminum 21.8% US Residential Products 33.4% European Engineered Products 7.4% Roof drainage and soffit/fascia systems Building panels US Commercial Products 37.4% Specialty metal coating, colored panels Recreational vehicle components Residential 4

Situation Overview  Over a number of years, Euramax operated with flat or declining annual Adjusted EBITDA despite maintaining leading market positions In response, the Company’s Board of Directors brought in new management provided by Huron Consulting Group to evaluate and improve the performance of the business  – – Huron Consulting Group was hired in February 2014, which brought Hugh Sawyer to Euramax as Interim President Hugh Sawyer has significant CEO, governance and operational experience in multiple industries, including more than 35 years of turnaround and operational improvement experience, as well as having served as President or CEO of eight companies Huron produced a detailed diagnostic assessment identifying business initiatives and a plan for executing the initiatives Working with Huron beginning in Q3 2014, management began executing an operational transformation with an intense strategic focus based on the results of the Huron assessment – –  Huron’s assessment identified significant opportunities to improve competitive performance including but not limited to: – – – – Procurement of aluminum and steel raw materials Management of freight and logistics costs SG&A costs which had not been adequately adjusted for a post-recession market An opportunity to upgrade performance management, culture, and key leadership in North America   Euramax has now recorded four consecutive quarters of year-over-year Net Sales and Adjusted EBITDA improvement The Company has retained Deutsche Bank Securities Inc. as a financial advisor and is evaluating several alternatives to facilitate a refinancing of its outstanding indebtedness 5

Key Initiatives Driving the “New Euramax” IT transformation New product introduction Increased cross-selling Leadership upgrades Profitable sales growth Aggressive supply chain management Assertive change to evolve performance management and culture Eliminate non-essential costs 6 Revenue growth EBITDA growth Establish the “New” Euramax

New Organizational Structure and Upgraded Management Team implementation of Anchor chain operations as Vice  Previously managed Vice President of the the Company’s European-Military Academy to international markets Senior Vice President, Capital Corporation 7 Appointment of Hugh Sawyer to Interim President February 2014 Appointment of Mary Cullin to Senior Vice President, Chief Financial Officer (CFO) and Treasurer October 2013 Appointment of Tyrone Johnson to President, Euramax North America May 2015 Appointment of Jan Timmerman to President, Euramax International January 2013 Appointment of Frank McDermott to Vice President, Supply Chain April 2014  Interim president of Euramax Holdings since February 2014  Managing Director of Huron Consulting Group Inc. He leads the Operational Improvement Service Line for Huron's Business Advisory Practice  While serving as President and CEO of JHT Holdings, Inc. he led the turnaround of this logistics and distribution business increasing EBITDA over 2,000% and liquidity 600%. JHT delivers Class 8 trucks from manufacturing sites to dealerships throughout North America  He has more than 35 years of experience leading operational improvements, turnarounds and mergers and acquisitions for both public and private companies across a diverse group of industries  Has worked extensively since joining Euramax to align the Company's finance, accounting and information system departments with the initiatives of business leaders throughout the Company  Extensive domain knowledge of the Company and the industry  Previously served as Vice President of Finance and Shared Services after joining Euramax in 2008 as the Director of Financial Planning and Analysis  Past industry experience at HD Supply as the Divisional Chief Financial Officer of HD Supply Lumber and Building Materials  Hired by Euramax in June 2014 to run the North American Residential business  Recently promoted to President of Euramax North America  Previously served as President of the Americas for Amtico International/Mannington Mills, Inc., a global flooring manufacturer  Significant building materials experience as Vice President & General Manager of Armstrong World Industries hardwood flooring division serving The Home Depot and other major retailers  Director, Customer Quality (Master Black Belt) at GE  Experienced international executive having spent over twenty years in various operations, marketing and sales senior executive roles with Philips Lighting  As an integral part of his experience with Philips, lived and worked in the United States, Mexico, Europe, and China  Reflects the expanding international presence of based businesses  Demonstrates commitment and customers  Previously served as Managing Director Europe  Executive with 15+ years of supply chain and manufacturing experience  Lead the re-design and Glass Container’s supply President supply chain operations for Coca-Cola Enterprises as Southeastern Business Unit during ten year period  Graduate of West Point

Summary Pro Forma Estimated Impact of Key Expense Initiatives 90 $1.3 $79.8 80 70 $61.8 60 50 40 30 20 10 0 LTM 4/3/15 Adj. EBITDA North America Materials Procurement North America Freight Management Salaried Headcount Reduction PF LTM 4/3/15 Adj. EBITDA A B C (a) (b) Includes add-back for $1.2 million of non-recurring bad debt expense Gives effect to the estimated impact of the key expense initiatives as if they had all been implemented as of the beginning of the period presented 8 ($ in millions) $5.6 (b) $11.1 (a)

A

North America Materials Procurement Initiatives – Overview

Initiative	Highlights	Adjusted EBITDA impact	Est. Implementation Timing
Steel	▪ Optimize gauge to improve yield per linear square foot ▪ Improve contractual discount rates and rebates ▪ Move from single source to diversified supply that includes off-shore suppliers ▪ Shorten supply chains by sourcing from mills closer to manufacturing facilities ▪ Leverage oracle assets to optimize MRP, allowing for improved service and reduced inventory ▪ Re-establish SIOP process to rapidly reduce inventory costs	$9.2m	1Q 2015
Aluminum	▪ Model steel strategy with addition of off-shore suppliers to supply base ▪ Move to direct mill scrap ▪ Shorten supply chains where practical by sourcing from mills and toll coaters with meaningfully closer proximity to manufacturing facilities ▪ Increase supply of pre-painted off-shore coil	$4.0m	3Q 2015
Plastics	▪ Source alternative supplies with more competitive price structure and terms ▪ Utilize value engineering to reduce select finished products' costs	$1.4m	2Q 2015
Other	▪ Develop national supply and contract structure for MRO and expendables ▪ Develop national supply and contract structure for packaging and shipping materials ▪ Expand value engineering and SKU rationalization efforts	$2.7m	3Q 2015
Losses	▪ Coating price increases ▪ Various other price-increases	($2.4m)	1Q – 4Q 2015

(a) Excluding impact of losses

Implemented & On-going Projects

($ in millions)

Metal Projects	$13.2
PVC / Non-metal Projects	$4.1
Losses	$(2.4)
Full Adj. EBITDA Impact	$14.9
Less: Q4 2014 & Q1 2015 realized savings	($0.5)
Weighted probability cushion	($3.3)
PF Adj. EBITDA Impact	$11.1

Materials Procurement Breakdown[a]



Other 16%
Plastics 8%
Steel 53%
Aluminum 23%

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B

North America Freight Management Initiatives – Overview

	Initiative	Highlights	Adjusted EBITDA impact	Est. Implementation Timing
1	Changes in shipment methodologies at Fabral plants	▪ Maximizing fleet utilization and velocity ▪ Reducing delivery frequency	$2.3m	3Q 2014
2	Transportation Management System platform	▪ Installing a centralized IT system that generates optimal routes for each delivery vs. current manual decentralized system ▪ Allows central control to optimize routes ▪ Changing vendors and requiring en-route trucks to maximize backhaul and headhaul	$2.1m	2Q 2015
3	California fleet optimization	▪ Optimizing truck loads	$0.3m	1Q 2015
4	Texas fleet optimization	▪ Consolidating shipments from Grapevine and Mansfield	$0.5m	2Q 2015
5	Georgia fleet optimization	▪ Switching to lower cost provider	$0.3m	1Q 2015
6	Increasing fleet utilization	▪ Changing truck types to increase fleet utilization from 40% to 50%	$0.3m	2Q 2015
7	Customer compliance review	▪ Established new department to review all customer returns/credits and chase "short pay" invoices	$0.4m	1Q 2015
	Total		**$6.2m**	
	Less savings already realized in FY 2014 & Q1 '15		**$(0.6)m**	
	PF Adj. EBITDA Impact		**$5.6m**	

$6.2mm total savings



1. Changes in shipment methodologies at Fabral plants 37%
2. Transportation Management System platform 34%
3. California fleet optimization 5%
4. Texas fleet optimization 8%
5. Georgia fleet optimization 5%
6. Increasing Ryder fleet utilization 5%
7. Customer compliance review 6%

Illustrative previous logistics route



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C

Salaried Headcount Reduction Initiative - Overview

Summary Initiatives

- Two main phases of salaried headcount reductions
  - First occurred in spring 2014
  - Second in summer 2014
- In total, approximately 20% of North American salaried headcount reduced in 2014
- Additional employee-related initiatives:
  - North American labor production efficiency improvements
  - Rationalization of the Fabral sales structure
  - North American supply chain restructuring
- Headcount reductions netted for investments in management upgrades
  - Headcount reductions achieved sustainable recurring savings in Adjusted EBITDA
  - Savings used to invest in new hires designed to achieve sustainable earnings going forward

Adjusted EBITDA Impact

($ in millions) Initiative	2014 Impact	Q1 2015 Impact	Q2 – Q4 2015 Impact
2014 headcount reduction	$4.2	$1.8	$1.3
Leadership upgrades (Q2 2014)	$(0.6)	$(0.3)	$(0.3)
Merit increase (Q2 2014)	$(0.3)	$(0.3)	$(0.6)
401(K) suspension + benefit reduction	$0.2	$0.3	$0.8
NA supply chain & labor efficiency	$0.9	$(0.3)	$0.1
Net impact	**$4.4**	**$1.2**	**$1.3**

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Meaningful Improvement Has Already Been Achieved Based on the results of Huron’s diagnostic assessment, management identified and implemented a number of value creating initiatives during 2014 in the following key areas: – North America Materials Procurement – North America Freight Management – Salaried Headcount Reduction – Evolution of performance management and culture – Upgrades in North American leadership – Strategic selling to take advantage of an early stage recovery in the building materials market – Geographic expansion of its international business As a result, the Company has successfully created a lower-cost, more competitive, growth-oriented operating platform and expects to achieve meaningful increases to Adjusted EBITDA over the next twelve to eighteen months Euramax has now recorded four consecutive quarters of year-over-year Net Sales and Adjusted EBITDA increases Furthermore, Euramax reported $61.8(a) million of LTM Adjusted EBITDA for the 12 month period ended April 3, 2015, an 18% increase from the LTM March 28, 2014 period – Through May 29, 2015, second quarter to date unaudited Adjusted EBITDA is approximately $13.6 to $14.4 million, or an 8% to 14% increase from the prior year’s second quarter to date Pro Forma LTM Adjusted EBITDA for the 12 month period ended April 3, 2015 would have been approximately $79.8(b) million, giving effect to the estimated impact of the key expense initiatives as if they had all been implemented at the beginning of that period  (a) Includes add-back for $1.2 million of non-recurring bad debt expense 12

Meaningful Improvement Has Already Been Achieved (continued) Q4 Performance Q1 Performance Q2 Unaudited May-end(a) Performance $8 $212 $13.6 - $14.4 $196 $186 $143 $12 Q2 2014 Q2 2015 Q2 2014 Q2 2015 Q4 2013 Q4 2014 Q4 2013 Q4 2014 Q1 2014 Q1 2015 Q1 2014 Q1 2015 Net Sales (b) Net Sales Adj. EBITDA Net Sales Adj. EBITDA Adj. EBITDA (a) Strong earnings momentum $75.0 $70.0 $65.0 $60.0 $55.0 $50.0 $45.0 $40.0 7.5% 7.0% 6.5% 6.0% 5.5% 5.0% LTM Q1 2015 (c) LTM Q1 2013 LTM Q1 2014 Adj. EBITDA Adj. EBITDA margin (a) (b) (c) Represents unaudited results for April - May 2015 Q2 Unaudited May-end 2015 results negatively impacted by foreign currency exchange of approximately $7.5 million – corrected for its impact, net sales improved approximately 3% - 5% LTM 2015 Adj. EBITDA of $61.8 includes add-back for $1.2 million of non-recurring bad debt expense 13 Adj. EBITDA margin USD (millions) 7.0% 6.3%6.4% $61.8 $52.5 $51.1 $140 - $142 $7 $170 $12.6 $4

EURAMAX INTERNATIONAL, INC.

Historical Adjusted EBITDA Reconciliation

($ in millions, FY ending December 31st)	FY 2013	FY 2014	LTM 3/29/13	LTM 3/28/14	LTM 4/03/15	Two Months Ended May 23, 2014	Two Months Ended May 29, 2015(a)
Net Income (loss)	($24.9)	($59.3)	($56.8)	($16.1)	($71.4)	($0.7)	$0.2 - $0.8
Add:							
Interest expense	54.1	55.5	54.9	54.2	55.7	9.3	9.3
Depreciation and amortization	35.1	32.4	35.0	34.7	31.7	5.5	4.4
(Benefit from) provision for income taxes	(14.8)	(0.8)	(1.3)	(14.8)	(2.8)	(3.9)	0.3
Adjustments:							
Other loss (income), net	(7.4)	23.2	7.4	(13.9)	38.8	1.1	(1.0)
Retention Costs	-	-	-	-	1.0	-	0.2
Non-recurring executive consulting	-	1.9	-	0.2	2.1	0.4	0.2
Severance, plant closure, relocation and one-time compensation costs	5.9	3.9	5.6	5.2	3.7	0.8	0.1
Asset write-offs and impairments	1.1	0.8	-	1.1	0.8	-	-
Non-recurring consulting, legal and professional fees	0.1	0.3	1.0	0.2	0.5	0.1	0.0
Stock compensation expense	2.2	0.5	3.0	1.6	0.5	-	0.0
Long term incentive plan	(1.6)	-	0.0	(1.9)	-	-	-
Transition services agreement expense	2.0	-	0.3	2.0	-	-	-
Loss on assets held for sale	1.6	-	1.6	-	-	-	-
Bad debt expense	-	-	-	-	1.2	-	-
Acquisition-related expenses	-	-	0.3	-	-	-	-
Multiemployer pension withdrawal	-	-	0.0	-	-	-	-
Facility closures, relocation and optimization costs	-	-	0.2	-	-	-	-
Adjusted EBITDA	**$53.4**	**$58.4**	**$51.1**	**$52.5**	**$61.8**	**$12.6**	**$13.6 - $14.4**

(a) Represents unaudited results for April - May 2015

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